THE TARGET PORTFOLIO TRUST

PGIM Corporate Bond Fund

(the “Fund”)

Supplement dated January 11, 2023
to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of Additional Information (SAI), as applicable, and retain it for future reference.

Mr. Terence Wheat has announced his intention to retire from the Fund’s portfolio management team in April 2024.

To reflect this change, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.

The tables in (i) the section of the Summary Prospectus and Prospectus entitled “Management of the Fund”; (ii) the section of the SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Information About Other Accounts Managed”; and (iii) the section of the SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Personal Investments and Financial Interests,” are hereby revised by adding the following footnote with respect to Mr. Wheat:

“*Mr. Wheat has announced his intention to retire in April 2024.”

LR1423